SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 29, 2004

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employee
incorporation)		Identification Number)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

                                      Not Applicable
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit	Description

99.1	Press release dated July 29, 2004

99.2	Reconciliation of unaudited, non-GAAP financial information disclosed in July 29, 2004 press release and conference call to the most directly comparable GAAP financial measure

Item 12.    Disclosure of Results of Operations and Financial Condition.

        The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On July 29, 2004, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release setting forth its operating results for the three and twelve months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

        Also on July 29, 2004, Ethan Allen conducted a conference call during which certain unaudited, non-GAAP financial information related to the Company’s operations for the three and twelve months ended June 30, 2004 was disclosed. This information is set forth in the attached Exhibit 99.2.

        Exhibits 99.1 and 99.2 include references to the Company’s (i) consolidated operating profit, (ii) wholesale operating profit, (iii) net income, (iv) earnings per share, and (v) earnings before interest, taxes, depreciation and amortization (“EBITDA”), all excluding the effects of restructuring and impairment charges recorded during the three months ended June 30, 2004 and March 31, 2003 as a result of the Company’s decision to consolidate selected manufacturing facilities during those periods. A reconciliation of these financial measures to the most directly comparable GAAP financial measure is also provided in Exhibit 99.2.

        Management believes that excluding items which are deemed to be non-recurring in nature from financial measures such as operating profit, wholesale operating profit, net income, and earnings per share, allows investors to more easily compare and evaluate the Company’s financial performance relative to prior periods and industry comparables. These adjusted measures also aid investors in understanding the operating results of the Company absent such non-recurring or unusual events.

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        Management considers EBITDA an important indicator of the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. Given the nature of the Company’s operations, including the tangible assets necessary to carry out its production and distribution activities, depreciation and amortization represent Ethan Allen’s largest non-cash charge. As these non-cash charges do not affect the Company’s ability to service debt or make capital expenditures, it is important to consider EBITDA in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with generally accepted accounting principles, including cash flow measures such as operating cash flow. Further, EBITDA is one measure used to determine compliance with the Company’s existing credit facility.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             ETHAN ALLEN INTERIORS INC.

Date: July 29, 2004	By:/s/ M. Farooq Kathwari M. Farooq Kathwari Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 29, 2004

99.2	Reconciliation of unaudited, non-GAAP financial information disclosed in July 29, 2004 press release and conference call to the most directly comparable GAAP financial measure

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